INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 6 – INCOME TAXES

We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. In determining the need for a valuation allowance, management reviews both positive and negative evidence, including current and historical results of operations, future income projections and the overall prospects of our business. Based upon management's assessment of all available evidence, we believe that it is more-likely-than-not that the deferred tax assets will not be realizable; and therefore, a valuation allowance is established. The valuation allowance for deferred tax assets was $29,408,000 as of December 31, 2011.

As of December 31, 2011, we have U.S. net operating loss carryforwards (“NOL’s”) of approximately $69,382,000. For income tax purposes, these NOL’s will expire in various amounts through 2030. The Tax Reform Act of 1986 contains provisions which limit the ability to utilize net operating loss carryforwards in the case of certain events including significant changes in ownership interests. The recent exchange transaction with TG might have resulted in “change in ownership” as defined by IRC Section 382 of the Internal Revenue Code of 1986, as amended. Accordingly, a substantial portion of the Company’s net operating loss carryforwards above may be subject to annual limitations in reducing any future year’s taxable income.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2011 are presented below.

Deferred tax assets (liabilities):
Net operating loss carryforwards	$27,611,000
Research and development credit	1,858,000
Non-cash compensation	1,735,000
Acquired in-process research and development	(2,220,000)
Other	424,000
Deferred tax asset, excluding valuation allowance	29,408,000

Less valuation allowance	(29,408,000)
Net deferred tax assets	$—

 There was no current or deferred income tax expense for the year ended December 31, 2011. Income tax expense differed from amounts computed by applying the US federal income tax rate of 34% to pretax loss as follows:

For the year ended December 31,
(in thousands)	2011

Consolidated net loss, as reported in the consolidated statements of operations	$(889,071)

Computed “expected” tax benefit	(302,284)

Increase (decrease) in income taxes resulting from:
Expected expense (benefit) from state & local taxes	(60,457)
Research and development credits	(75,000)
Other	(277)
Change in the balance of the valuation allowance for deferred tax assets allocated to income tax expense	(438,018)
$—

We file income tax returns in the U.S. Federal and various state and local jurisdictions. With certain exceptions, the Company is no longer subject to U.S. Federal and state income tax examinations by tax authorities for years prior to 2008. However, net operating loss carryforwards and tax credits generated from those prior years could still be adjusted upon audit.

The Company recognizes interest and penalties to uncertain tax position in income tax expense in the statement of operations. There was no accrual for interest and penalties related to uncertain tax positions for 2011. We do not believe that there will be a material change in our unrecognized tax positions over the next twelve months. All of the unrecognized tax benefits, if recognized, would be offset by the valuation allowance.